UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period: August 1, 2010 — January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPNAX

Putnam AMT-Free Municipal Fund

Semiannual report 1|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
AMT-Free
Municipal Fund

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Municipal Fund seeks income exempt from traditional income tax as well as from the federal alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT generally must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2012, an additional 29 million taxpayers might be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects, such as certain housing and resource recovery projects.

Putnam AMT-Free Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio managers research the municipal market to buy bonds that are not subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring those that have intermediate- to long-term maturities. The managers’ goal is to provide an attractive level of income exempt from all federal taxes.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. Income from federal tax-exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income. Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It is important to understand that a higher level of income will not necessarily cause you to owe the AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Thalia Meehan

How did the fund perform during the period of high volatility that punctuated bond markets in late 2010?

For the six months ended January 31, 2011, Putnam AMT-Free Municipal Fund’s class A shares declined 3.83% at net asset value, lagging the 2.84% retreat of the Barclays Capital Municipal Bond Index. The fund’s returns also trailed the 3.43% average decline of the Lipper General Municipal Debt Funds category.

During the past six months, municipal bond investors experienced two starkly different environments. After a period of relative calm during the first half of the fund’s semiannual period, the market experienced a dramatic increase in volatility beginning in November, as several factors weighed on the market and investor sentiment.

In early November, the Federal Reserve launched a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk-taking by agreeing to purchase as much as $600 billion in Treasury bonds over the next few months. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market.

Meanwhile, the media’s coverage of state budget challenges took on a more dire tone, with predictions of widespread defaults becoming increasingly common. As a result, sentiment turned sharply negative, and investors pulled money out of municipal bond holdings at a rapid pace. That said, we believe the current price volatility in the municipal bond market does not reflect deteriorating fundamentals among issuers. As the economy continues to gain steam, states’ tax revenues will continue to grow, improving their fiscal conditions.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

At the end of 2010, there was concern that tax rates would head higher this year. How did that uncertainty affect the market?

The Bush-era tax cuts were slated to expire at the end of 2010, and for some time it was unclear whether the “lame duck” session of Congress would pass legislation to preserve some or all of those rates. Ultimately, in mid December, Congress passed legislation to extend existing tax rates through 2012. Nonetheless, the uncertainty over future tax rates at the end of last year added to the instability of the municipal bond market, given that the asset class’s relative attractiveness depends in part on an individual investor’s tax rate. Despite the two-year extension of the federal income tax rates, it’s worth noting that state tax rates could head higher. Illinois, for example, recently raised its state income tax rate to 5% from 3% to help close its budget gap. Several other states are considering ways to increase revenue as well.

Absent from the recent tax legislation was an extension of the Build America Bonds program. Can you tell us more about this program?

The Build America Bonds — or “BABs” — program was authorized by the 2009 stimulus bill to allow states and municipalities to issue bonds in the taxable market. The program was extremely popular with states, with more than $100 billion — representing approximately 27% of new municipal bond issuance in 2010 — coming to market through the program last year. The program was set to expire at the end of 2010, and despite some speculation that it might be extended as a part of the tax bill, it was discontinued on December 31. There is currently discussion in Washington, D.C., about a possible reinstatement of the BABs program, but at this stage a reprise still appears unlikely.

The expiration of the BABs program triggered some disruption in the supply-and-demand balance in the municipal bond market. To lock

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

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in the federal subsidy BABs offered, many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would actually bring lighter issuance, given the rush to issue debt at the end of 2010 and the weaker investor demand during the beginning of 2011. This appears to be the case so far. January was the leanest month for new municipal bond issuance in a decade, and we believe the next few months could also be light by historical standards. This is potentially good news for investors, as less supply usually offers support for bond prices.

How did you position the portfolio and seek performance for shareholders during the past six months?

Adhering to a strategy we have held for some time, we continued to position the portfolio to benefit from improving fundamentals in the municipal bond market. We believed that lower-rated bonds generally appeared undervalued, and we held an overweight position in A- and Baa-rated securities relative to the fund’s benchmark. For the first half of the six-month period, this contributed to performance, as strengthening economic data helped lower-rated, more economically sensitive bonds post solid gains. Over the entire reporting period, however, our positions in higher education and Puerto Rico bonds detracted from relative performance.

Credit qualities are shown as a percentage of portfolio market value as of 1/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

7

Our decision to reduce the fund’s exposure to tobacco bonds, a sector that lagged the market over the reporting period, was also beneficial. Nonetheless, the slight overweight we did have to the sector detracted from total returns.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Generally, debt service is one of the top priorities of payment for a state. For example, debt service payments in California are second only to education. Debt service for states is also normally a small part of the budget. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011, the end of the BABs program should result in additional high-grade municipal bond issuance and could put pressure on yield levels. And despite the extension of the Bush-era tax cuts, state budget shortfalls and pension liabilities could increase pressure to raise state income taxes. Additionally, government policymakers are showing increased interest in states’ financial conditions, which could spur more media attention and add volatility to the municipal bond market. With this backdrop, we anticipate maintaining a slightly larger cash position than usual. We don’t consider this a defensive move; rather, our goal is to be able to opportunistically buy into attractive investment opportunities as they present themselves. We anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

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longer time horizons, we remain confident that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

The U.S. economic recovery is progressing, although the unemployment rate remains persistently high. Increases in exports, consumer spending, and existing home sales drove the fourth-quarter GDP growth of 2.8%, the Commerce Department reported. At its December meeting, the Federal Open Market Committee noted that the recent economic growth has been “insufficient to bring about a significant improvement in labor market conditions.” In January, the U.S. unemployment rate did inch down to 9.0% from 9.4%. Consumer spending remains constrained by high unemployment, while businesses may be investing more in equipment and less on new hires.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.03%	5.86%	5.68%	5.68%	5.41%	5.41%	5.80%	5.66%	5.79%

10 years	46.09	40.23	37.34	37.34	35.18	35.18	41.95	37.17	41.06
Annual average	3.86	3.44	3.22	3.22	3.06	3.06	3.57	3.21	3.50

5 years	16.05	11.42	12.41	10.52	11.78	11.78	14.49	10.67	15.42
Annual average	3.02	2.19	2.37	2.02	2.25	2.25	2.74	2.05	2.91

3 years	7.55	3.20	5.43	2.59	5.17	5.17	6.64	3.16	8.29
Annual average	2.46	1.06	1.78	0.86	1.69	1.69	2.17	1.04	2.69

1 year	0.00	–4.00	–0.64	–5.43	–0.74	–1.70	–0.33	–3.52	0.16

6 months	–3.83	–7.65	–4.13	–8.83	–4.16	–5.10	–3.92	–7.01	–3.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

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Comparative index returns For periods ended 1/31/11

	Barclays Capital Municipal	Lipper General Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.92%	6.25%

10 years	57.59	41.59
Annual average	4.65	3.51

5 years	20.94	12.26
Annual average	3.88	2.30

3 years	10.52	5.38
Annual average	3.39	1.73

1 year	1.10	0.16

6 months	–2.84	–3.43

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/11, there were 264, 262, 223, 198, 162, and 34 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.312295		$0.266439	$0.255706	$0.293217		$0.329817

Capital gains [2]	—		—	—	—		—

Total	$0.312295		$0.266439	$0.255706	$0.293217		$0.329817

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/10	$14.92	$15.54	$14.94	$14.96	$14.96	$15.46	$14.93

1/31/11	14.05	14.64	14.07	14.09	14.09	14.56	14.06

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.62%	4.43%	3.99%	3.85%	4.35%	4.21%	4.85%

Taxable equivalent [4]	7.11	6.82	6.14	5.92	6.69	6.48	7.46

Current 30-day SEC yield [5]	N/A	3.94	3.48	3.33	N/A	3.71	4.37

Taxable equivalent [4]	N/A	6.06	5.35	5.12	N/A	5.71	6.72

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.11%	5.94%	5.75%	5.75%	5.49%	5.49%	5.88%	5.74%	5.86%

10 years	49.12	43.08	40.16	40.16	37.97	37.97	44.95	40.10	43.86
Annual average	4.08	3.65	3.43	3.43	3.27	3.27	3.78	3.43	3.70

5 years	17.86	13.15	14.09	12.17	13.43	13.43	16.27	12.37	17.06
Annual average	3.34	2.50	2.67	2.32	2.55	2.55	3.06	2.36	3.20

3 years	10.03	5.60	7.86	4.94	7.54	7.54	9.18	5.58	10.79
Annual average	3.24	1.83	2.55	1.62	2.45	2.45	2.97	1.83	3.47

1 year	2.01	–2.08	1.30	–3.59	1.17	0.19	1.72	–1.59	2.17

6 months	–1.50	–5.46	–1.86	–6.68	–1.86	–2.82	–1.60	–4.78	–1.42

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	0.80%	1.41%	1.56%	1.06%	0.56%

Annualized expense ratio for the six-month period
ended 1/31/11	0.77%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2010, to January 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.81	$6.86	$7.60	$5.14	$2.67

Ending value (after expenses)	$961.70	$958.70	$958.40	$960.80	$963.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2011, use the following calculation method. To find the value of your investment on August 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.92	$7.07	$7.83	$5.30	$2.75

Ending value (after expenses)	$1,021.32	$1,018.20	$1,017.44	$1,019.96	$1,022.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 1/31/11 (Unaudited)

Key to holding’s abbreviations
ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds
AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	NATL National Public Finance Guarantee Corp.
FHA Insd. Federal Housing Administration Insured	PSFG Permanent School Fund Guaranteed
FHLMC Coll. Federal Home Loan Mortgage	SGI Syncora Guarantee, Inc.
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
Association Collateralized

MUNICIPAL BONDS AND NOTES (99.0%)*	Rating**	Principal amount	Value

Alabama (1.4%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 1/2s, 10/1/37	Aaa	$1,875,000	$1,942,369

AL State Port Auth. Docks Fac. Rev. Bonds,
6s, 10/1/40	BBB+	1,000,000	952,130

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	1,000,000	965,730

Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	1,500,000	1,531,185

			5,391,414
Alaska (1.1%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	960,000	973,104

Anchorage, G.O. Bonds, Ser. D, AMBAC, 5s, 8/1/25	AA	3,420,000	3,576,088

			4,549,192
Arizona (3.3%)
Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,000,000	868,440

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5 1/8s, 5/15/40	A–	2,125,000	1,866,494

Glendale, Wtr. & Swr. Rev. Bonds, AMBAC,
5s, 7/1/28	AA	2,000,000	2,029,380

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	3,250,000	3,364,043

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Ser. C, AGM, 5s, 9/1/35	AA+	2,000,000	1,816,920

Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	1,715,000	1,541,459

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,750,000	1,810,515

			13,297,251
California (14.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	3,000,000	2,880,780

Beaumont, Fin. Auth. Local Agcy. Special Tax
Bonds, Ser. C, AMBAC, 4 3/4s, 9/1/28	BB+/P	1,870,000	1,562,722

17

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	$750,000	$750,930
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	1,000,000	933,720

CA Hlth. Fac. Fin. Auth. Rev. Bonds (Cedars Sinai
Med. Ctr.), 5s, 8/15/39	A2	1,800,000	1,546,398

CA Muni. Fin. Auth. COP (Cmnty. Hosp. of Central
CA), 5 1/2s, 2/1/39	Baa2	2,000,000	1,648,580

CA Muni. Fin. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 6 1/4s, 6/1/40	Baa2	1,000,000	946,110

CA Muni. Fin. Auth. Sr. Living Rev. Bonds (Pilgrim
Place Claremont), Ser. A, 5 7/8s, 5/15/29	A–	1,500,000	1,450,140

CA State G.O. Bonds, 6 1/2s, 4/1/33	A1	5,000,000	5,294,450

CA State Econ. Recvy. G.O. Bonds, Ser. A,
5 1/4s, 7/1/21	Aa3	1,000,000	1,072,990

CA State Pub. Wks. Board Rev. Bonds
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	3,000,000	3,069,600
Ser. G-1, 5 1/4s, 10/1/23	A2	3,000,000	2,834,640

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
6 5/8s, 11/15/24	BBB	2,000,000	2,060,760
(St. Joseph), NATL, 5 1/8s, 7/1/24	AA–	2,000,000	1,974,160
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	1,550,000	1,339,882

Golden State Tobacco Securitization Corp. Rev. Bonds
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll.,
5s, 6/1/38 (Prerefunded 6/1/13)	Aaa	2,475,000	2,688,419
Ser. A, AMBAC, zero %, 6/1/24	Aa3	5,000,000	2,087,700

Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds (Election of 2002), Ser. B, FGIC, NATL,
zero %, 8/1/17	AA	2,100,000	1,595,055

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	750,000	752,820

Merced, City School Dist. G.O. Bonds (Election
of 2003), NATL
zero %, 8/1/25	A	1,190,000	428,400
zero %, 8/1/24	A	1,125,000	441,968
zero %, 8/1/23	A	1,065,000	458,781
zero %, 8/1/22	A	1,010,000	474,003

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 6 1/2s, 8/1/24	A1	2,500,000	2,669,600

Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/21	A	5,500,000	2,693,680

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	1,750,000	1,549,240

San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, AGM, 5 1/4s, 7/1/19
(Prerefunded 7/1/13)	Aa1	2,000,000	2,199,740

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.), Ser. F, 5s, 5/1/40	A1	1,250,000	1,107,175

Santa Ana, Fin. Auth. Lease Rev. Bonds (Police
Admin. & Hldg. Fac.), Ser. A, NATL, 6 1/4s,
7/1/17	Baa1	3,680,000	4,089,106

18

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

California cont.
Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 1/4s, 1/1/24	A1	$1,000,000	$1,033,280

Ventura Cnty., COP (Pub. Fin. Auth. III), 5s, 8/15/20	AA	1,000,000	1,063,500

Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/24	A1	2,000,000	1,910,420

			56,608,749
Colorado (1.0%)
CO Hlth. Fac. Auth. Rev. Bonds (Evangelical Lutheran),
Ser. A, 6 1/8s, 6/1/38	A3	2,545,000	2,546,629

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa1	1,000,000	989,590

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	3,525,000	576,338

			4,112,557
Florida (9.5%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	1,250,000	1,318,875

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. O,
5 3/8s, 10/1/29	A1	1,000,000	977,470

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	13,675,000	15,907,991

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,000,000	2,012,600

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/34	A2	1,000,000	918,060

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A	1,000,000	922,020

Miami-Dade Cnty., Wtr. & Swr. Rev. Bonds, AGM,
SGI, 5s, 10/1/23	AA+	1,000,000	1,050,160

Orlando & Orange Cnty., Expressway Auth. Rev.
Bonds, FGIC, NATL, 8 1/4s, 7/1/14	A1	5,000,000	5,882,250

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	4,000,000	3,562,200

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	660,000	640,081

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15 (Escrowed
to maturity)	AA+	3,935,000	4,787,990

			37,979,697
Georgia (1.7%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	1,500,000	1,540,455

Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus Pkg. &
Fam. Hsg. Project), NATL, 5 1/4s, 11/1/20	Aa3	3,360,000	3,558,509

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. A, 5 3/8s,
2/15/40	A–	2,000,000	1,776,860

			6,875,824
Guam (0.2%)
Territory of Guam Rev. Bonds, Ser. A, 5 3/8s, 12/1/24	BBB–	1,000,000	973,770

			973,770

19

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Illinois (7.2%)
Chicago, Board of Ed. G.O. Bonds, Ser. A, NATL,
5 1/4s, 12/1/19	Aa2	$1,500,000	$1,573,200

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. F,
5s, 1/1/40	A1	1,045,000	926,821

Chicago, Waste Wtr. Transmission VRDN, Ser. C-2,
0.27s, 1/1/39	VMIG1	1,810,000	1,810,000

Cicero, G.O. Bonds, Ser. A, SGI, 5 1/4s, 1/1/21	A/P	2,250,000	2,234,453

Du Page Cnty., Cmnty. High School Dist. G.O. Bonds
(Dist. No. 108 — Lake Park), AGM, 5.6s, 1/1/20	Aa2	1,000,000	1,056,130

IL Fin. Auth. Rev. Bonds
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,455,540
(Rush U. Med. Ctr.), Ser. B, NATL, 5 3/4s, 11/1/28	A2	2,500,000	2,395,225
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	853,390
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,460,734

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM
5s, 1/1/23	AA+	3,750,000	3,819,188
5s, 1/1/22	AA+	2,500,000	2,560,550

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/22	A2	5,500,000	2,739,660

Regl. Trans. Auth. Rev. Bonds, Ser. A, AMBAC,
8s, 6/1/17	Aa3	5,000,000	6,216,000

			29,100,891
Indiana (1.7%)
Center Grove, Ind. Bldg. Corp. Rev. Bonds
(First Mtge.), FGIC, NATL, 5s, 7/15/25	AA+	1,345,000	1,376,877

IN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds,
Ser. B, 5 3/4s, 1/1/29	A1	1,000,000	1,028,070

IN State Hsg. Fin. Auth. Rev. Bonds (Single
Family Mtge.), Ser. A-1, GNMA Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	140,000	143,031
4.15s, 7/1/16	Aaa	190,000	197,093
4.1s, 7/1/15	Aaa	60,000	62,163
3.95s, 7/1/14	Aaa	190,000	198,191
3.9s, 1/1/14	Aaa	135,000	139,810

Rockport, Poll. Control FRB (IN-MI Pwr. Co.)
Ser. A, 6 1/4s, 6/1/25	Baa2	2,000,000	2,175,320
Ser. B, 6 1/4s, 6/1/25	Baa2	1,500,000	1,631,490

			6,952,045
Kansas (0.3%)
KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	1,455,000	1,289,930

			1,289,930
Kentucky (0.4%)
Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.)
Ser. A, 6 1/4s, 6/1/39	BBB+	800,000	807,144
Ser. B, 5 5/8s, 9/1/39	BBB+	1,000,000	934,780

			1,741,924

20

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Louisiana (0.7%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A3	$3,000,000	$2,836,440

			2,836,440
Maryland (0.5%)
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(U. of MD Med. Syst.), AMBAC, 5 1/4s, 7/1/28	A2	2,000,000	1,891,220

			1,891,220
Massachusetts (3.9%)
MA Edl. Fin. Auth. I Ser. A, 5 1/2s, 1/1/22	AA	1,000,000	1,038,470

MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A	1,000,000	944,500

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 6.8s, 4/15/22	BBB	700,000	718,837
(Emerson College), Ser. A, 5 1/2s, 1/1/30	A–	2,000,000	1,969,860
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	500,000	418,855

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (6/1/11) (Dominion Energy
Brayton), Ser. 1, 5 3/4s, 5/1/19	A–	1,000,000	1,033,020

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	2,000,000	2,028,560
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	500,000	507,625
(Harvard U.), Ser. A, 5 1/2s, 11/15/36	Aaa	1,815,000	1,918,292
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/28	A3	1,000,000	962,810
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	1,650,000	1,562,649

MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard U.),
Ser. R, 0.22s, 11/1/49	VMIG1	2,415,000	2,415,000

			15,518,478
Michigan (4.7%)
Detroit, Swr. Disp. Rev. Bonds, Ser. B, AGM,
7 1/2s, 7/1/33	AA+	1,000,000	1,157,980

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA+	1,575,000	1,660,097

Kent, Hosp. Fin. Auth. Rev. Bonds (Spectrum Hlth.
Care), Ser. A, NATL, 5 1/2s, 1/15/17
(Prerefunded 7/15/11)	AA	500,000	516,210

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	1,000,000	991,260
(Henry Ford Hlth.), Ser. A, 5 1/4s, 11/15/46	A1	1,250,000	1,048,950
(Henry Ford Hlth.), 5 1/4s, 11/15/24	A1	1,000,000	982,600

MI State Strategic Fund Rev. Bonds
(Dow Chemical), Ser. B-2, 6 1/4s, 6/1/14	BBB–	1,000,000	1,110,190

MI State Strategic Fund, Ltd. Rev. Bonds (Detroit
Edison Co.), AMBAC, 7s, 5/1/21	A2	4,000,000	4,525,040

Midland Cnty., Bldg. Auth. G.O. Bonds, AGM,
5s, 10/1/25	AA+	1,000,000	1,000,560

Northern Michigan U. Rev. Bonds, Ser. A, AGM,
5s, 12/1/27	AA+	1,775,000	1,805,370

Wayne Charter Cnty., G.O. Bonds (Bldg. Impt.),
Ser. A, 6 3/4s, 11/1/39	A3	495,000	491,203

Western MI U. Rev. Bonds, AGM, 5s, 11/15/28	AA+	3,500,000	3,518,830

			18,808,290

21

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Minnesota (1.0%)
Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	$1,350,000	$1,236,128

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	1,500,000	1,418,340

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	1,800,000	1,524,312

			4,178,780
Mississippi (0.8%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	BBB+	1,750,000	1,645,473

MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. D-1, GNMA Coll., FNMA Coll., 6.1s, 6/1/38	Aaa	1,380,000	1,489,241

			3,134,714
Missouri (2.4%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 3/4s, 6/1/39	A+	1,150,000	1,109,440

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,000,000	2,053,960

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The))
Ser. A, 0.28s, 9/1/30	VMIG1	1,700,000	1,700,000
Ser. B, 0.28s, 9/1/30	VMIG1	4,800,000	4,800,000
Ser. D, 0 1/4s, 9/1/30	VMIG1	100,000	100,000

			9,763,400
New Hampshire (0.9%)
NH Hlth. & Ed. Fac. Auth. VRDN
(Dartmouth College), Ser. A, 0.34s, 6/1/31	VMIG1	2,390,000	2,390,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,300,000	1,271,777

			3,661,777
New Jersey (2.1%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	2,500,000	2,224,425

NJ Hlth. Care Fac. Fin. Auth. VRDN (Virtua Hlth.),
Ser. B, 0.26s, 7/1/43	A–1+	2,200,000	2,200,000

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	1,000,000	998,860

NJ State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
5s, 1/1/30	A+	3,000,000	2,967,330

			8,390,615
New York (5.6%)
Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, AGM
5 3/4s, 5/1/28	AA+	2,275,000	2,440,256
5 3/4s, 5/1/27	AA+	6,590,000	7,077,067

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3
0.22s, 11/1/22	VMIG1	1,015,000	1,015,000
0.24s, 11/1/22	VMIG1	1,500,000	1,500,000

NY State Dorm. Auth. Rev. Bonds (Brooklyn Law
School), Ser. B, SGI
5 3/8s, 7/1/22	Baa1	2,270,000	2,295,152
5 3/8s, 7/1/20	Baa1	2,215,000	2,257,196

22

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	$2,000,000	$2,107,120

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	900,000	858,258

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, AMBAC, 5s, 10/15/29	AAA	2,000,000	2,008,560

Syracuse, Indl. Dev. Agcy. School Fac. Rev. Bonds
(Syracuse City School Dist.), Ser. A, AGM, 5s, 5/1/25	AA+	1,000,000	1,034,300

			22,592,909
North Carolina (0.9%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	500,000	482,885

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A, 5 1/2s, 1/1/26	A–	1,500,000	1,513,320

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 3/8s, 10/1/29	A2	1,500,000	1,501,425

			3,497,630
Ohio (6.0%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth. Care),
Ser. B, 0.27s, 10/1/31	VMIG1	200,000	200,000

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2
5 7/8s, 6/1/30	Baa3	5,890,000	4,196,213
5 3/4s, 6/1/34	Baa3	500,000	337,180
5 3/8s, 6/1/24	Baa3	4,195,000	3,258,676
5 1/8s, 6/1/24	Baa3	1,735,000	1,312,892

Erie Cnty., Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/2s, 8/15/22	A–	3,150,000	3,068,666

Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AA+	2,000,000	1,982,740

Morley Library Dist. G.O. Bonds (Lake Cnty. Dist.
Library), AMBAC, 5 1/4s, 12/1/19	Aa3	1,535,000	1,571,947

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, 5s, 11/1/28	Aaa	800,000	851,960

OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
Ser. 85-A, FGIC, FHA Insd., zero %, 1/15/15
(Escrowed to maturity)	AAA/P	20,000	15,540

OH State Air Quality Dev. Auth. Rev. Bonds
(First Energy), Ser. A, 5.7s, 2/1/14	Baa1	2,800,000	3,003,336
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	750,000	762,525

U. of Akron Rev. Bonds, Ser. B, AGM, 5 1/4s, 1/1/26	AA+	3,375,000	3,447,360

			24,009,035
Oklahoma (0.3%)
Tulsa, Arpt. Impt. Trust Rev. Bonds, Ser. A,
5 3/8s, 6/1/24	A3	1,300,000	1,305,121

			1,305,121
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A2	750,000	754,920

			754,920

23

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

Pennsylvania (7.1%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	$3,000,000	$2,894,730

Berks Cnty., Muni. Auth. Rev. Bonds (Reading
Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	3,000,000	3,003,840

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A2	2,500,000	2,475,100

Erie Cnty., Indl. Dev. Poll. Control Rev. Bonds
(Intl. Paper), Ser. A, 5.3s, 4/1/12	BBB	500,000	515,965

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	895,410

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/8s,
7/1/23	BBB+	3,000,000	2,862,600

Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med.
Ctr.), 5s, 1/1/27	A–	950,000	825,113

Montgomery Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-1, 5 1/4s, 11/15/16	BBB+	1,100,000	1,144,934

PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), 6.2s, 4/1/39	A2	1,900,000	1,948,678

PA Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 110B, 4 3/4s, 10/1/39	AA+	1,500,000	1,353,795

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	500,000	460,050
(Saint Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	2,691,990

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/31	Baa3	2,760,000	2,328,529

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5 1/4s, 8/1/40	BBB+	1,400,000	1,239,798

Pittsburgh & Allegheny Cnty., Passports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA+	1,225,000	1,153,252

Wilkes-Barre, Fin. Auth. Rev. Bonds (U. of Scranton),
5s, 11/1/40	A	3,000,000	2,717,370

			28,511,154
Puerto Rico (3.8%)
Cmnwlth. of PR, G.O. Bonds, Ser. C-7, NATL,
6s, 7/1/27	A3	1,500,000	1,519,574

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa1	2,890,000	2,699,000

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	A3	2,250,000	1,979,437

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. N, 5 1/2s, 7/1/21	A3	1,000,000	1,009,420

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, FGIC, 5 1/2s, 7/1/19	A3	865,000	891,365

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, 6s, 8/1/42	A1	7,000,000	6,980,330

			15,079,126
South Carolina (0.4%)
Florence Cnty., Hosp. Rev. Bonds (McLeod Regl.
Med. Ctr.), Ser. A, 5s, 11/1/37	A+	2,000,000	1,728,680

			1,728,680

24

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

South Dakota (0.3%)
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.6s, 5/1/19	AAA	$1,250,000	$1,265,862

			1,265,862
Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,850,000	1,681,891

			1,681,891
Texas (7.4%)
Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	2,500,000	2,409,124

Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 6s, 2/15/27	Aaa	2,500,000	2,749,175

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.27s, 9/1/31	VMIG1	1,955,000	1,955,000

Hays Cnty., G.O. Bonds, AGM, 5s, 8/15/24	Aa2	1,190,000	1,233,993

Houston, Arpt. Syst. Rev. Bonds, AGM, 5s, 7/1/21	AA+	5,280,000	5,353,022

La Joya, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/30	Aaa	2,500,000	2,539,950

Laredo, I S D Pub. Fac. Corp. Rev. Bonds, Ser. C,
AMBAC, 5s, 8/1/29	A	1,000,000	972,950

Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds (Southwest Airlines Co.), 5 1/4s, 11/1/40	BBB	1,750,000	1,568,770

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	2,000,000	2,079,080

Matagorda Cnty., Poll. Control Rev. Bonds (Cent
Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	600,000	602,682

North TX Thruway Auth. Rev. Bonds
Ser. A, NATL, 5 1/8s, 1/1/28	A2	1,500,000	1,425,840
(First Tier), Ser. A, 6 1/4s, 1/1/24	A2	3,500,000	3,804,219

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	2,000,000	2,036,600

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A2	1,000,000	940,360

			29,670,765
Utah (1.4%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A,
NATL, U.S. Govt. Coll., 6.15s, 7/1/14 (Escrowed
to maturity)	A+	5,435,000	5,788,221

			5,788,221
Virginia (0.4%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev.
Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	1,575,000	1,619,888

			1,619,888
Washington (3.2%)
WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 1/8s, 10/1/24	Baa1	2,500,000	2,317,575

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,026,720
Ser. B, NATL, 5s, 2/15/27	Baa1	2,415,000	2,021,452

WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, NATL, 7 1/8s, 7/1/16	Aaa	6,000,000	7,426,980

			12,792,727

25

MUNICIPAL BONDS AND NOTES (99.0%)* cont.	Rating**	Principal amount	Value

West Virginia (1.3%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	Aa2	$5,000,000	$4,911,350

WV Econ. Dev. Auth. Solid Waste Disp. Fac. Rev.
Bonds (Appalachian Pwr. Co.), Ser. A, 5 3/8s,
12/1/38	Baa2	500,000	451,075

			5,362,425
Wisconsin (0.9%)
WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,000,000	2,187,280

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,289,550

			3,476,830
Wyoming (0.5%)
Sweetwater Cnty., Poll. Control Rev. Bonds (Idaho
Power Co.), 5 1/4s, 7/15/26	A2	1,800,000	1,820,754

			1,820,754

TOTAL INVESTMENTS

Total investments (cost $396,348,898)			$398,014,896

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $401,953,583.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

The rates shown on FRB, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Health care	19.1%
Local government	16.1
Utilities	15.0
Education	13.8

The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
NATL	17.8%
AGM	12.5

26

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$398,014,896	$—

Totals by level	$—	$398,014,896	$—

The accompanying notes are an integral part of these financial statements.

27

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $396,348,898)	$398,014,896

Cash	45,756

Interest and other receivables	4,704,309

Receivable for shares of the fund sold	873,831

Receivable for investments sold	70,712

Total assets	403,709,504

LIABILITIES

Distributions payable to shareholders	422,389

Payable for shares of the fund repurchased	913,851

Payable for compensation of Manager (Note 2)	153,778

Payable for investor servicing fees (Note 2)	18,203

Payable for custodian fees (Note 2)	3,120

Payable for Trustee compensation and expenses (Note 2)	97,717

Payable for administrative services (Note 2)	795

Payable for distribution fees (Note 2)	100,434

Other accrued expenses	45,634

Total liabilities	1,755,921

Net assets	$401,953,583

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$407,803,280

Distributions in excess of net investment income (Note 1)	(379,870)

Accumulated net realized loss on investments (Note 1)	(7,135,825)

Net unrealized appreciation of investments	1,665,998

Total — Representing net assets applicable to capital shares outstanding	$401,953,583

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($357,307,591 divided by 25,422,181 shares)	$14.05

Offering price per class A share (100/96.00 of $14.05)*	$14.64

Net asset value and offering price per class B share ($5,415,877 divided by 384,961 shares)**	$14.07

Net asset value and offering price per class C share ($26,834,463 divided by 1,905,098 shares)**	$14.09

Net asset value and redemption price per class M share ($1,136,296 divided by 80,646 shares)	$14.09

Offering price per class M share (100/96.75 of $14.09)***	$14.56

Net asset value, offering price and redemption price per class Y share
($11,259,356 divided by 800,814 shares)	$14.06

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Six months ended 1/31/11 (Unaudited)

INTEREST INCOME	$11,254,214

EXPENSES

Compensation of Manager (Note 2)	$999,293

Investor servicing fees (Note 2)	114,728

Custodian fees (Note 2)	4,487

Trustee compensation and expenses (Note 2)	24,348

Administrative services (Note 2)	6,665

Distribution fees — Class A (Note 2)	466,396

Distribution fees — Class B (Note 2)	30,642

Distribution fees — Class C (Note 2)	155,864

Distribution fees — Class M (Note 2)	3,180

Other	70,319

Total expenses	1,875,922

Expense reduction (Note 2)	(1,434)

Net expenses	1,874,488

Net investment income	9,379,726

Net realized loss on investments (Notes 1 and 3)	(2,472,127)

Net unrealized depreciation of investments during the period	(25,019,767)

Net loss on investments	(27,491,894)

Net decrease in net assets resulting from operations	$(18,112,168)

The accompanying notes are an integral part of these financial statements.

29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment income	$9,379,726	$16,479,136

Net realized loss on investments	(2,472,127)	(1,076,757)

Net unrealized appreciation (depreciation) of investments	(25,019,767)	17,830,366

Net increase (decrease) in net assets
resulting from operations	(18,112,168)	33,232,745

Distributions to shareholders (Note 1):
From tax-exempt net investment income
Class A	(8,357,853)	(14,724,360)

Class B	(128,103)	(415,350)

Class C	(532,045)	(887,345)

Class M	(24,973)	(50,813)

Class Y	(270,196)	(277,251)

Redemption fees (Note 1)	391	795

Increase from capital share transactions (Note 4)	856,691	53,348,956

Total increase (decrease) in net assets	(26,568,256)	70,227,377

NET ASSETS

Beginning of period	428,521,839	358,294,462

End of period (including distributions in excess of net investment
income of $379,870 and $446,426, respectively)	$401,953,583	$428,521,839

* Unaudited

The accompanying notes are an integral part of these financial statements.

30

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31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [a]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2011 **	$14.92	.31	(.87)	(.56)	(.31)	—	(.31)	— [d]	$14.05	(3.83) *	$357,308	.39*	2.12*	18.07*
July 31, 2010	14.27	.63	.64	1.27	(.62)	—	(.62)	— [d]	14.92	8.99	378,440	.79 [b]	4.24 [b]	13.33
July 31, 2009	14.33	.58	(.05)	.53	(.59)	—	(.59)	— [d]	14.27	3.84	317,964	.85 [b]	4.07 [b]	21.73
July 31, 2008	14.59	.56	(.23)	.33	(.57)	(.02)	(.59)	—	14.33	2.30	267,448	.85 [b]	3.85 [b]	39.26
July 31, 2007	14.70	.56	(.06)	.50	(.57)	(.04)	(.61)	—	14.59	3.41	257,709	.85 [b]	3.78 [b]	18.88
July 31, 2006	15.07	.57	(.30)	.27	(.56)	(.08)	(.64)	— [d]	14.70	1.85	270,331	.85 [b]	3.81 [b]	6.97

Class B
January 31, 2011 **	$14.94	.27	(.87)	(.60)	(.27)	—	(.27)	— [d]	$14.07	(4.13) *	$5,416	.70*	1.77*	18.07*
July 31, 2010	14.29	.54	.64	1.18	(.53)	—	(.53)	— [d]	14.94	8.36	8,780	1.41 [b]	3.61 [b]	13.33
July 31, 2009	14.35	.49	(.05)	.44	(.50)	—	(.50)	— [d]	14.29	3.21	15,259	1.48 [b]	3.43 [b]	21.73
July 31, 2008	14.61	.47	(.23)	.24	(.48)	(.02)	(.50)	—	14.35	1.62	23,548	1.49 [b]	3.21 [b]	39.26
July 31, 2007	14.72	.47	(.07)	.40	(.47)	(.04)	(.51)	—	14.61	2.73	33,472	1.49 [b]	3.13 [b]	18.88
July 31, 2006	15.09	.47	(.29)	.18	(.47)	(.08)	(.55)	— [d]	14.72	1.26	59,527	1.50 [b]	3.15 [b]	6.97

Class C
January 31, 2011 **	$14.96	.26	(.87)	(.61)	(.26)	—	(.26)	— [d]	$14.09	(4.16) *	$26,834	.78*	1.73*	18.07*
July 31, 2010	14.30	.51	.66	1.17	(.51)	—	(.51)	— [d]	14.96	8.31	30,968	1.56 [b]	3.47 [b]	13.33
July 31, 2009	14.36	.47	(.05)	.42	(.48)	—	(.48)	— [d]	14.30	3.05	18,802	1.63 [b]	3.29 [b]	21.73
July 31, 2008	14.61	.45	(.22)	.23	(.46)	(.02)	(.48)	—	14.36	1.57	11,689	1.64 [b]	3.06 [b]	39.26
July 31, 2007	14.73	.44	(.07)	.37	(.45)	(.04)	(.49)	—	14.61	2.60	8,405	1.64 [b]	2.99 [b]	18.88
July 31, 2006	15.09	.45	(.29)	.16	(.44)	(.08)	(.52)	— [d]	14.73	1.12	8,723	1.65 [b]	3.01 [b]	6.97

Class M
January 31, 2011 **	$14.96	.30	(.88)	(.58)	(.29)	—	(.29)	— [d]	$14.09	(3.92) *	$1,136	.52*	1.98*	18.07*
July 31, 2010	14.31	.59	.64	1.23	(.58)	—	(.58)	— [d]	14.96	8.78	1,354	1.06 [b]	3.96 [b]	13.33
July 31, 2009	14.37	.54	(.05)	.49	(.55)	—	(.55)	— [d]	14.31	3.57	1,236	1.13 [b]	3.79 [b]	21.73
July 31, 2008	14.63	.52	(.23)	.29	(.53)	(.02)	(.55)	—	14.37	2.03	1,028	1.14 [b]	3.56 [b]	39.26
July 31, 2007	14.74	.52	(.06)	.46	(.53)	(.04)	(.57)	—	14.63	3.19	1,059	1.14 [b]	3.49 [b]	18.88
July 31, 2006	15.11	.53	(.30)	.23	(.52)	(.08)	(.60)	— [d]	14.74	1.55	1,124	1.15 [b]	3.51 [b]	6.97

Class Y
January 31, 2011 **	$14.93	.33	(.87)	(.54)	(.33)	—	(.33)	— [d]	$14.06	(3.68) *	$11,259	.27*	2.23*	18.07*
July 31, 2010	14.27	.66	.65	1.31	(.65)	—	(.65)	— [d]	14.93	9.39	8,980	.56 [b]	4.47 [b]	13.33
July 31, 2009	14.34	.61	(.06)	.55	(.62)	—	(.62)	— [d]	14.27	4.01	5,033	.63 [b]	4.33 [b]	21.73
July 31, 2008†	14.71	.34	(.36)	(.02)	(.35)	—	(.35)	—	14.34	(.09) *	10	.37*[b]	.28* [b]	39.26

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2010	0.02%

July 31, 2009	0.01

July 31, 2008	0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam AMT-Free Municipal Fund (the fund) is a series of Putnam Tax Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt bonds that are investment-grade in quality, and have intermediate-to-long-term maturities.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

35

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $3,471,797 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$106,659	July 31, 2017

3,365,138	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 $590,734 of losses recognized during the period November 1, 2009 to July 31, 2010.

The aggregate identified cost on a tax basis is $396,348,898, resulting in gross unrealized appreciation and depreciation of $13,034,507 and $11,368,509, respectively, or net unrealized appreciation of $1,665,998.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

36

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Investment Management, LLC, (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.590% of the first $5 billion, 0.540% of the next $5 billion, 0.490% of the next $10 billion, 0.440% of the next $10 billion, 0.390% of the next $50 billion, 0370% of the next $50 billion, 0.360% of the next $100 billion and 0.355% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through November 30, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,434 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $271, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and

37

Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $34,216 and $186 from the sale of class A and class M shares, respectively, and received $5,097 and $1,586 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,041 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $78,838,597 and $76,233,442, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	4,869,751	$72,710,914	7,024,844	$103,570,857

Shares issued in connection with
reinvestment of distributions	410,803	6,049,604	644,706	9,502,718

	5,280,554	78,760,518	7,669,550	113,073,575

Shares repurchased	(5,216,494)	(75,678,386)	(4,592,374)	(67,551,929)

Net increase	64,060	$3,082,132	3,077,176	$45,521,646

	Six months ended 1/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	11,338	$168,864	98,998	$1,460,140

Shares issued in connection with
reinvestment of distributions	5,958	88,077	17,079	251,849

	17,296	256,941	116,077	1,711,989

Shares repurchased	(220,016)	(3,243,613)	(596,287)	(8,769,716)

Net decrease	(202,720)	$(2,986,672)	(480,210)	$(7,057,727)

	Six months ended 1/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	316,871	$4,742,035	1,006,869	$14,844,139

Shares issued in connection with
reinvestment of distributions	25,669	379,203	42,107	622,327

	342,540	5,121,238	1,048,976	15,466,466

Shares repurchased	(507,929)	(7,415,903)	(293,328)	(4,337,860)

Net increase (decrease)	(165,389)	$(2,294,665)	755,648	$11,128,606

38

	Six months ended 1/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	6,117	$93,073	22,692	$333,708

Shares issued in connection with
reinvestment of distributions	1,261	18,669	2,312	34,191

	7,378	111,742	25,004	367,899

Shares repurchased	(17,246)	(256,445)	(20,869)	(306,848)

Net increase (decrease)	(9,868)	$(144,703)	4,135	$61,051

	Six months ended 1/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	585,677	$8,768,061	484,802	$7,149,086

Shares issued in connection with
reinvestment of distributions	6,844	100,809	8,012	118,295

	592,521	8,868,870	492,814	7,267,381

Shares repurchased	(393,225)	(5,668,271)	(243,927)	(3,572,001)

Net increase	199,296	$3,200,599	248,887	$3,695,380

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

39

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam AMT-Free Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA043 265917 3/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2011

Date of reporting period: August 1, 2010 — January 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PTHAX

Putnam Tax-Free High Yield Fund

Semiannual report 1|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free
High Yield Fund

Semiannual report
1 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and most economies around the world have continued to strengthen in early 2011, building on last year’s solid growth. The U.S. stock market added gains, delivering one of the best January returns in several years. Investors are encouraged by positive economic data, healthy corporate earnings, extended tax cuts, and historically low interest rates. Bond markets remain mixed, however, as U.S. Treasury yields have risen from their historic lows and investors have sought returns in riskier asset classes.

Putnam’s investment team maintains a positive outlook for U.S. equities in 2011, encouraged by steadily improving conditions in both the economy and in corporate America. The global outlook is less certain, with ongoing European debt issues, signs of inflation in emerging markets, and recent political uprisings in Egypt and other countries. While these global developments may well lead to future market volatility, we also believe that an active, research-focused manager like Putnam can uncover opportunities for shareholders in this environment.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and, as a result, have varying degrees of credit risk (the risk that the issuer will not be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Once the fund has invested in a bond, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federal tax-exempt funds may be subject to state and local taxes. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2011.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Paul Drury

How did the fund perform during the period of high volatility that punctuated bond markets in late 2010?

For the six months ended January 31, 2011, Putnam Tax-Free High Yield Fund’s class A shares declined 3.28% at net asset value, lagging the 2.84% retreat of the Barclays Capital Municipal Bond Index. The fund outperformed the average return of its peers in the Lipper High Yield Municipal Debt Funds category, which fell 4.10% during the same period.

During the past six months, municipal bond investors experienced two starkly different environments. After a period of relative calm during the first half of the fund’s semiannual period, the market experienced a dramatic increase in volatility beginning in November, as several factors weighed on the market and investor sentiment.

In early November, the Federal Reserve launched a second round of quantitative easing measures, designed in part to keep yields low and encourage investor risk-taking by agreeing to purchase as much as $600 billion in Treasury bonds over the next few months. Around this time, data also began to suggest that the U.S. economic recovery was gathering strength. Treasury market yields jumped higher, which in turn put pressure on interest rates in the municipal bond market.

Meanwhile, the media’s coverage of state budget challenges took a more dire tone, with predictions of widespread defaults becoming increasingly common. Sentiment turned sharply negative, and investors pulled money out of municipal bond holdings at a rapid pace. That said, we believe the current price volatility in the municipal bond market does not reflect deteriorating fundamentals

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

among issuers. As the economy continues to gain steam, states’ tax revenues will continue to grow, improving their fiscal conditions.

At the end of 2010, there was concern that tax rates would head higher this year. How did that uncertainty affect the market?

The Bush-era tax cuts were slated to expire at the end of 2010, and for some time it was unclear whether the “lame duck” session of Congress would pass legislation to preserve some or all of those rates. Ultimately, in mid December, Congress passed legislation to extend existing tax rates through 2012. Nonetheless, the uncertainty over future tax rates at the end of last year added to the instability of the municipal bond market, given that the asset class’s relative attractiveness depends in part on an individual investor’s tax rate. Despite the two-year extension of the federal income tax rates, it’s worth noting that state tax rates could head higher. Illinois, for example, recently raised the state income tax rate to 5% from 3% to help close its budget gap. Several other states are considering ways to increase revenue as well.

Absent from the recent tax legislation was an extension of the Build America Bonds program. Can you tell us more about this program?

The Build America Bonds — or “BABs” — program was authorized by the 2009 stimulus bill to allow states and municipalities to issue bonds in the taxable market. The program was extremely popular with states, with more than $100 billion — representing approximately 27% of new municipal bond issuance in

Allocations are represented as a percentage of the fund’s portfolio market value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

2010 — coming to market through the program last year. The program was set to expire at the end of 2010, and despite some speculation that it might be extended as a part of the tax bill, it was discontinued on December 31. There is currently discussion in Washington, D.C., about a possible reinstatement of the BABs program, but at this stage a reprise still appears unlikely.

The expiration of the BABs program triggered some disruption in the supply-and-demand balance in the municipal bond market. To lock in the federal subsidy BABs offered, many states pushed up new issuance into the fourth quarter of 2010 — issuance that was originally slated for 2011. Because excess supply can lead to lower prices when demand fails to keep pace, some investors worried that the expiration of BABs would translate into significantly higher tax-free issuance in 2011, undermining price stability. We believed the first few months of 2011 would actually bring lighter issuance, given the rush to issue debt at the end of 2010 and the weaker investor demand during the beginning of 2011. This appears to be the case so far. January was the leanest month for new municipal bond issuance in a decade, and we believe the next few months could also be light by historical standards. This is potentially good news for investors, as less supply usually offers support for bond prices.

Credit qualities are shown as a percentage of portfolio market value as of 1/31/11. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

How did you position the portfolio and seek performance for shareholders during the past six months?

Adhering to a strategy we have held for some time, we continued to position the portfolio to benefit from improving fundamentals in the municipal bond market. We believed that lower-rated bonds generally appeared undervalued, and we held an overweight position in Baa- and Ba-rated securities relative to the fund’s benchmark and peer group. For the first half of the six-month period, this contributed to performance, as strengthening economic data helped lower-rated, more economically sensitive bonds to post solid gains.

From a sector perspective, our positions in power companies, hospitals, and long-term-care facilities contributed to our performance relative to other high-yield municipal bond funds. Our decision to reduce the fund’s exposure to tobacco bonds, a sector that lagged the market over the reporting period, was also beneficial. Nonetheless, the slight overweight we did have to the sector detracted from total returns. Lastly, we maintained a slightly lower sensitivity to interest-rate changes, and this helped relative returns as rates climbed higher during the past three months.

What is your outlook for the municipal bond market?

We believe that while the financial challenges faced by many states remain significant, the likelihood of a default at the state level is quite remote. Generally, debt service is one of the top priorities of payment for a state. For example, debt service payments in California are second only to education. Debt service for states is also normally a small part of the budget. While some states will continue to wrestle with large pension deficits, we believe that the fiscal condition of most state governments gradually will continue to improve along with the broader U.S. economy.

Still, various factors will continue to affect the municipal bond market’s supply-and-demand balance. Although we expect overall supply to contract in 2011, the end of the BABs program should result in additional

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

high-grade municipal bond issuance and could put pressure on yield levels. And despite the extension of the Bush-era tax cuts, state budget shortfalls and pension liabilities could increase pressure to raise state income taxes. Additionally, government policymakers are showing increased interest in states’ financial conditions, which could spur more media attention and add volatility to the municipal bond market. With this backdrop, we anticipate maintaining a slightly larger cash position than usual. We don’t consider this a defensive move; rather, our goal is to be able to opportunistically buy into attractive investment opportunities as they present themselves. We anticipate that price volatility in the municipal bond market could continue over the short term, but for investors with longer time horizons, we remain confident that our actively managed approach remains a prudent way to generate attractive total returns in the tax-free bond market.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Drury is a Tax Exempt Specialist at Putnam. He has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan McCormack and Thalia Meehan.

IN THE NEWS

The U.S. economic recovery is progressing, although the unemployment rate remains persistently high. Increases in exports, consumer spending, and existing home sales drove the fourth-quarter GDP growth of 2.8%, the Commerce Department reported. At its December meeting, the Federal Open Market Committee noted that the recent economic growth has been “insufficient to bring about a significant improvement in labor market conditions.” In January, the U.S. unemployment rate did inch down to 9.0% from 9.4%. Consumer spending remains constrained by high unemployment, while businesses may be investing more in equipment and less on new hires.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/11

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.94%	5.77%	5.51%	5.51%	5.10%	5.10%	5.70%	5.57%	5.62%

10 years	42.78	37.14	34.53	34.53	32.23	32.23	38.75	34.30	38.34
Annual average	3.63	3.21	3.01	3.01	2.83	2.83	3.33	2.99	3.30

5 years	11.77	7.43	8.46	6.75	7.62	7.62	10.27	6.72	11.55
Annual average	2.25	1.44	1.64	1.31	1.48	1.48	1.97	1.31	2.21

3 years	4.33	0.21	2.42	–0.21	2.09	2.09	3.51	0.13	5.29
Annual average	1.42	0.07	0.80	–0.07	0.69	0.69	1.16	0.04	1.73

1 year	2.31	–1.84	1.66	–3.19	1.53	0.56	2.01	–1.23	2.53

6 months	–3.28	–7.11	–3.54	–8.24	–3.65	–4.59	–3.40	–6.58	–3.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not assume conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 1/31/11

	Barclays Capital Municipal	Lipper High Yield Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	6.92%	5.96%

10 years	57.59	40.17
Annual average	4.65	3.41

5 years	20.94	3.92
Annual average	3.88	0.68

3 years	10.52	–1.03
Annual average	3.39	–0.40

1 year	1.10	0.85

6 months	–2.84	–4.10

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/11, there were 126, 119, 100, 77, 62, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/11

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.316717		$0.280653	$0.271723	$0.301045		$0.331109

Capital gains [2]	—		—	—	—		—

Total	$0.316717		$0.280653	$0.271723	$0.301045		$0.331109

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

7/31/10	$11.77	$12.26	$11.79	$11.79	$11.77	$12.17	$11.79

1/31/11	11.08	11.54	11.10	11.10	11.08	11.45	11.10

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	5.83%	5.60%	5.21%	5.06%	5.56%	5.38%	6.06%

Taxable equivalent [4]	8.97	8.62	8.02	7.78	8.55	8.28	9.32

Current 30-day SEC yield [5,6]	N/A	5.40	5.00	4.85	N/A	5.18	5.89

Taxable equivalent [4]	N/A	8.31	7.69	7.46	N/A	7.97	9.06

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35.00% federal and state combined tax rate for 2011. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.02%	5.85%	5.58%	5.58%	5.18%	5.18%	5.78%	5.64%	5.70%

10 years	46.57	40.70	38.02	38.02	35.58	35.58	42.41	37.74	41.84
Annual average	3.90	3.47	3.27	3.27	3.09	3.09	3.60	3.25	3.56

5 years	13.81	9.35	10.42	8.67	9.56	9.56	12.25	8.61	13.47
Annual average	2.62	1.80	2.00	1.68	1.84	1.84	2.34	1.67	2.56

3 years	7.29	3.02	5.30	2.59	4.92	4.92	6.42	2.91	8.19
Annual average	2.37	1.00	1.74	0.86	1.61	1.61	2.10	0.96	2.66

1 year	5.12	0.94	4.46	–0.52	4.41	3.41	4.84	1.43	5.41

6 months	–0.90	–4.86	–1.09	–5.92	–1.20	–2.16	–0.99	–4.23	–0.75

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10*	0.82%	1.43%	1.58%	1.08%	0.58%

Annualized expense ratio for the six-month period
ended 1/31/11	0.80%	1.42%	1.57%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2010, to January 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.97	$7.03	$7.77	$5.30	$2.83

Ending value (after expenses)	$967.20	$964.60	$963.50	$966.00	$968.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2011, use the following calculation method. To find the value of your investment on August 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.08	$7.22	$7.98	$5.45	$2.91

Ending value (after expenses)	$1,021.17	$1,018.05	$1,017.29	$1,019.81	$1,022.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2011, Putnam employees had approximately $352,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/11 (Unaudited)

Key to holding’s abbreviations
AGM Assured Guaranty Municipal Corporation	FRN Floating Rate Notes
AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds
AMBAC AMBAC Indemnity Corporation	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FNMA Coll. Federal National Mortgage	NATL National Public Finance Guarantee Corp.
Association Collateralized	Radian Insd. Radian Group Insured
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.3%)*	Rating**	Principal amount	Value

Alabama (1.6%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$6,000,000	$5,848,200

Mobile, Special Care Fac. Fin. Auth. VRDN
(Infirmary Hlth. Syst.), Ser. A, 0.27s, 2/1/40	VMIG1	2,400,000	2,400,000

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,062,370
5.8s, 5/1/34	BBB	1,750,000	1,708,385

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	750,000	589,943
6s, 8/1/25	B/P	1,700,000	1,447,567

			15,056,465
Arizona (3.5%)
Calhoun Cnty., Sales & Use Tax Rev. Bonds
(Georgia-Pacific Corp.), 6 3/8s, 11/1/26	Ba3	2,000,000	1,985,060

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	6,820,317
7 1/4s, 12/1/19	B+/P	500,000	490,070

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BBB+/P	2,930,000	3,013,974
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BBB+/P	1,710,000	1,760,257
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s,
12/1/21	BBB+/P	855,000	869,065

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s,
10/1/32	Baa3	4,000,000	3,473,760

Glendale, Indl. Dev. Auth. Rev. Bonds (John C.
Lincoln Hlth.), 5s, 12/1/42	BBB	1,000,000	779,480

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	4,800,000	5,246,640

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds (Career
Success Schools), 7 1/8s, 1/1/45	BBB–	500,000	477,010

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	2,500,000	2,529,550
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	1,000,000	978,740

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Arizona cont.
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	$1,395,000	$1,095,270
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,037,494

Salt Verde, Fin. Corp. Gas Rev. Bonds, 5s, 12/1/37	A	1,430,000	1,205,991

			32,762,678
Arkansas (0.3%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	2,000,000	1,919,660

Little River Cnty., Rev. Bonds
(Georgia-Pacific Corp.), 5.6s, 10/1/26	Ba3	1,290,000	1,182,775

			3,102,435
California (9.3%)
CA Rev. Bonds (Catholic Hlth. Care West), Ser. A,
6s, 7/1/39	A2	5,000,000	5,006,200

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	5,392,800
5 1/4s, 2/1/37	Baa2	3,205,000	2,566,724

CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	5,500,000	5,478,055

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	3,750,000	3,917,588
Ser. A-1, 6s, 3/1/35	A2	2,000,000	1,955,080

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB	3,300,000	2,588,751

CA Statewide Cmnty. Dev. Auth. Special Tax Rev.
Bonds (Citrus Garden Apt. Project — D1),
5 1/4s, 7/1/22	BBB	1,000,000	940,430

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB–	2,500,000	2,312,500
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	5,706,360
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB	1,000,000	790,640
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	2,025,000	1,966,012

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BBB–/P	1,790,000	1,411,129
5s, 9/2/30	BBB–/P	1,695,000	1,376,815

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	1,890,000	1,750,594
(No. 07-I Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	355,000	315,027

Foothill/Eastern Corridor Agcy. Rev. Bonds
(Toll Road), 5.85s, 1/15/23	Baa3	1,500,000	1,405,575
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	3,200,000	2,605,664
zero %, 1/15/38	Baa3	9,000,000	969,840
zero %, 1/15/37	Baa3	5,000,000	586,650
zero %, 1/15/30	Baa3	6,000,000	1,320,480

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

California cont.
Irvine, Impt. Board Act of 1915 Special Assmt.
(Dist. No. 03-19)
5s, 9/2/29	B/P	$1,775,000	$1,345,503
5s, 9/2/25	B/P	1,350,000	1,090,787

Irvine, Impt. Board Act of 1915 Ltd. Oblig.
Special Assmt. Bonds (No. 03-19 Group 4),
5s, 9/2/29	BB-/P	700,000	584,990

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A	1,250,000	1,254,700
Ser. B, 6 1/2s, 11/1/39	A	2,000,000	2,007,520

North Natomas, Cmnty. Fac. Special Tax Bonds
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	345,000	281,348
Ser. D, 5s, 9/1/26	BBB–/P	1,090,000	947,188

Oakley, Pub. Fin. Auth. Rev. Bonds, 5 7/8s, 9/2/24	BBB–/P	1,345,000	1,232,397

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s,
8/15/33	BBB–/P	2,875,000	2,588,593

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	700,000	674,086
Ser. 97-01, 5.1s, 9/1/35	BB+/P	2,895,000	2,349,264
Ser. 97-01, 5s, 9/1/29	BB+/P	1,355,000	1,115,937

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	1,477,800

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/47	Aa1	10,000,000	867,000
Ser. C, zero %, 7/1/46	Aa1	10,000,000	930,400
(Election of 2008), Ser. C, zero %, 7/1/40	Aa1	5,000,000	701,600

San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB/P	1,000,000	784,710

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	500,000	488,395

San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,196,460

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. B,
6 3/8s, 9/1/30	BBB/P	5,950,000	5,887,347

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AAA	2,400,000	378,912

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	Baa1	1,500,000	1,478,100

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,784,801

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B+/P	3,700,000	2,803,638

			86,614,390

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Colorado (2.1%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	$1,550,000	$1,421,955
(Christian Living Cmntys.), Ser. A, 9s, 1/1/34	BB–/P	750,000	792,525
(Evangelical Lutheran), 5.9s, 10/1/27	A3	5,000,000	5,008,150
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	4,810,000	4,813,078
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	800,000	731,712
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	3,025,000	2,470,124
(Valley View Assn.), 5 1/8s, 5/15/37	BBB	1,000,000	825,570

CO Pub. Hwy. Auth. Rev. Bonds (E-470),
zero %, 9/1/41	Baa2	1,000,000	93,010

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	755,000	732,214

Denver, City & Cnty. Special Fac. Arpt. Rev.
Bonds (United Airlines), Ser. A, 5 1/4s, 10/1/32	B	675,000	551,961

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	Baa1	12,000,000	1,962,000

			19,402,299
Connecticut (0.5%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	1,735,000	1,574,860

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	2,800,000	2,849,252

			4,424,112
Delaware (0.8%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,585,862
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	6,200,000	5,505,848

			7,091,710
District of Columbia (0.9%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	BB–/F	94,730,000	2,642,967

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B
zero %, 10/1/40	Baa1	995,000	117,291
zero %, 10/1/39	Baa1	10,000,000	1,266,900
zero %, 10/1/38	Baa1	20,000,000	2,730,400
zero %, 10/1/37	Baa1	8,000,000	1,173,680

			7,931,238
Florida (5.6%)
Aberdeen, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. 1, 3.518s, 11/1/15 (In default) †	D/P	1,175,000	608,509

Cap. Region Cmnty., Dev. Dist. Special Assmt.
Bonds, Ser. A, 7s, 5/1/39	BB–/P	990,000	903,227

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	1,500,000	1,314,255

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B, 7.04s, 11/1/14	B–/P	345,000	335,927

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt., 5.6s, 5/1/36	B/P	2,395,000	1,787,700

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Florida cont.
Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (Proton Therapy Inst.), Class A,
6s, 9/1/17	B/P	$1,045,000	$1,047,184

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	BBB–	5,250,000	4,025,123

Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,549,821

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB	4,925,000	3,766,985
(Shell Pt./Alliance), 5s, 11/15/32	BB	3,210,000	2,488,520

Main St. Cmnty., Dev. Dist. Special Assmt. Bonds,
Ser. A, 6.8s, 5/1/38	BB–/P	730,000	573,072

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	2,000,000	2,005,380

Miami-Dade Cnty., Aviation Rev. Bonds (Miami
Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	1,000,000	942,060

Middle Village Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 6s, 5/1/35	BB/P	2,000,000	1,759,500

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	BB–/P	2,125,000	1,453,479

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	7,000,000	6,233,850

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B+/P	2,590,000	1,505,282

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 1 7/8s, 5/1/36	D/P	4,030,000	2,095,600

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB/F	1,850,000	1,616,623

Six Mile Creek, Cmnty. Dev. Dist. Special Assmt.,
5 7/8s, 5/1/38	CCC/P	2,000,000	620,000

South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/11 (In default) †	D/P	2,035,000	671,550

South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	B/P	2,815,000	1,943,955

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s,
5/1/38 (In default) †	D/P	1,880,000	601,600

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27	B–/P	1,300,000	917,215
(Split Pine Cmnty. Dev. Dist.), Ser. A, 5 1/4s,
5/1/39	B–/P	4,680,000	2,917,512
5.4s, 5/1/37	BB–/P	3,310,000	2,424,939

Town Ctr. at Palm Coast, Cmnty. Dev. Dist.
Special Assmt., 6s, 5/1/36	B/P	1,890,000	1,223,510

Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	885,000	802,571

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B–/P	985,000	574,945

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Florida cont.
Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Dist. No. 8 Phase II), 6 1/8s, 5/1/39	BB–/P	$1,000,000	$902,940

Wentworth Estates, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 5/8s,
5/1/37 (In default) †	D/P	1,940,000	1,071,850

World Commerce Cmnty. Dev. Dist. Special Assmt.,
Ser. A-1
6 1/2s, 5/1/36 (In default) †	D/P	1,950,000	653,250
6 1/4s, 5/1/22 (In default) †	D/P	1,665,000	557,775

			51,895,709
Georgia (2.9%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	5,000,000	5,134,850

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. B, 9s, 6/1/35	CCC+	4,000,000	4,292,080

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Georgia-Pacific Corp.), 6 1/2s, 6/1/31	Ba3	3,400,000	3,412,852

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	1,800,000	1,511,568
(First Mtge. — Lenbrook), Ser. A, 5 1/8s, 7/1/42	B/P	1,000,000	597,820
(First Mtge. Lenbrook), Ser. A, 5s, 7/1/17	B/P	2,240,000	1,987,149

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,197,540

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A+	1,255,000	1,251,925

Marietta, Dev. Auth. Rev. Bonds (U. Fac. —
Life U., Inc.), 7s, 6/15/39	Ba3	4,150,000	3,772,392

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	3,050,000	2,472,391

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	1,400,000	1,227,954

			26,858,521
Guam (0.2%)
Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B	500,000	474,250

Territory of Guam Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB–	1,000,000	973,770

			1,448,020
Hawaii (0.5%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	1,350,000	1,497,569
(Hawaiian Elec. Co. — Subsidiary), 6 1/2s, 7/1/39	Baa1	3,500,000	3,513,230

			5,010,799
Illinois (4.4%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	3,248,000	2,886,400

Chicago, Waste Wtr. Transmission VRDN, Ser. C-2,
0.27s, 1/1/39	VMIG1	3,270,000	3,270,000

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	BB–/P	900,000	701,253

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Fin. Auth. Rev. Bonds
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	$2,000,000	$1,706,780
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,450,579
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,331,078
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	3,821,300
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	3,884,040
(Roosevelt U.), 6 1/2s, 4/1/44	Baa2	245,000	235,962
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	2,150,000	2,263,950
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,250,000	5,316,938

IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	5,045,000	4,722,372

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), 8 1/4s, 8/1/12	CCC/P	123,112	95,197
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	588,871	457,011
(St. Benedict), Ser. 03A-1, 6.9s,
11/15/33 (In default) †	D/P	1,000,000	210,000
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa1	6,000,000	5,291,940

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. B, AGM,
zero %, 6/15/43	AAA	13,500,000	1,474,470

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,067,032

			41,186,302
Indiana (0.3%)
IN State Fin. Auth. Rev. Bonds (U.S. Steel Corp.),
6s, 12/1/26	Ba2	2,000,000	1,925,900

IN State Fin. Auth. VRDN, Ser. A-3, 0.26s, 2/1/37	VMIG1	900,000	900,000

			2,825,900
Iowa (2.4%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded 7/1/11)	AAA	12,610,000	13,427,128
Ser. A, 5 1/4s, 7/1/18	BB+	2,500,000	2,273,075
Ser. A, 5 1/2s, 7/1/25	BB+	3,185,000	2,696,517
Ser. A, 5s, 7/1/20	BB+	1,700,000	1,452,616

IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	284,094

Marion Hlth. Care Fac. Rev. Bonds (First Mtge.),
Ser. IA, 8s, 1/1/29	CCC	45,000	43,747

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	2,216,790

			22,393,967
Kansas (0.6%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/4s, 5/15/39	BB/P	1,500,000	1,333,425
5 1/2s, 5/15/39	BB/P	2,500,000	1,746,925
5 3/8s, 5/15/27	BB/P	3,400,000	2,544,696

			5,625,046
Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtge.), Ser. IA, 8s, 1/1/29	B+/P	232,000	225,541

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Kentucky cont.
Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	$4,000,000	$3,453,080

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa3	855,000	822,775

			4,501,396
Louisiana (1.0%)
LA Hlth. Ed. Auth. Rev. Bonds (Lambeth House),
Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	2,703,930

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	2,250,000	1,850,895

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A–	5,350,000	4,919,218

			9,474,043
Maine (0.5%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	5,000,000	4,753,850

			4,753,850
Maryland (1.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,700,000	1,897,506

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (WA Cnty. Hosp.), 6s, 1/1/43	BBB–	4,760,000	4,375,535

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	600,000	538,716

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	3,867,600
6s, 5/1/24	BB/P	2,000,000	1,723,460

			12,402,817
Massachusetts (7.4%)
MA Dev. Fin. Agcy. Sr. Living Fac. Rev. Bonds
(Groves-Lincoln), Ser. A, 7 3/4s, 6/1/39	BB–/P	2,000,000	1,977,060

MA State Dev. Fin. Agcy. Rev. Bonds
(Eastern Nazarene College), 5 5/8s, 4/1/29	BB+	2,000,000	1,706,760
(Lasell College), 6 3/4s, 7/1/31	BB+/P	110,000	109,506
(Linden Ponds, Inc. Fac.), Ser. A,
5 3/4s, 11/15/42	BB/P	3,690,000	2,457,208
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/27	BB/P	1,000,000	722,210
(Linden Ponds, Inc.), Ser. A, 5 3/4s, 11/15/35	BB/P	1,645,000	1,137,139
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	1,840,000	1,967,972
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,300,000	1,205,061
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	1,744,180

MA State Dev. Fin. Agcy. Hlth. Care Fac. Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	1,925,841

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	4,400,000	4,402,728
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded 12/15/12)	AAA/P	5,915,000	6,697,081
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	3,500,000	2,969,995
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,100,778
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	5,685,000	5,671,356

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	$6,035,000	$5,575,193
(Lowell Gen. Hosp.), Ser. C, 5 1/8s, 7/1/35	Baa1	3,625,000	3,174,884
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,307,470
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	794,520
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	3,950,000	2,808,924
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38	BB–/P	5,000,000	4,128,250
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,000,000	1,915,080
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	9,750,000	9,781,395
(Winchester Hosp.), 5 1/4s, 7/1/38	BBB+	2,000,000	1,748,540

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
Stone Institute & Newton Home), 7.9s, 1/1/24	B–/P	750,000	691,403

			68,720,534
Michigan (1.5%)
Advanced Tech. Academy Pub. School Rev. Bonds,
6s, 11/1/28	BBB–	1,725,000	1,514,533

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Escrowed to maturity)	AAA	1,822,000	2,255,691

Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1, 5s,
4/1/15	BB	2,880,000	2,719,440

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.)
7 1/2s, 7/1/39	Ba1	700,000	683,872
6s, 7/1/20	Ba1	1,775,000	1,702,296

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	1,595,000	1,532,524

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A1	4,400,000	4,063,400

			14,471,756
Minnesota (1.5%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,419,632

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	814,800
5 3/8s, 10/1/26	B/P	250,000	218,368

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes North Oaks), 6 1/8s, 10/1/39	BB/P	1,375,000	1,211,581
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,145,250

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,346,505

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	800,000	671,072

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	5,035,000	4,263,839

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,076,313

Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
(Healtheast), 5 1/2s, 11/15/27	Ba1	1,000,000	866,440

			14,033,800

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Mississippi (0.6%)
Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	$5,400,000	$5,454,216

			5,454,216
Missouri (0.1%)
Carthage, Hosp. Rev. Bonds, 5 7/8s, 4/1/30	B–/P	250,000	202,510

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Home Ownership Loan), Ser. A-1, GNMA Coll.,
FNMA Coll., 6 3/4s, 3/1/34	AAA	515,000	534,060

			736,570
Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	629,160

			629,160
Nebraska (1.3%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	Ba3	1,500,000	1,476,285

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 5/8s, 1/1/40	A–/F	1,825,000	1,729,078

NE Edl. Fin. Auth. VRDN (Creighton U.),
0.27s, 7/1/35	VMIG1	8,600,000	8,600,000

			11,805,363
Nevada (1.2%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 142), 6 3/8s, 8/1/23	BB+/P	930,000	863,133
(Summerlin No. 151), 5s, 8/1/25	BB–/P	300,000	204,813
(Summerlin No. 151), 5s, 8/1/20	BB–/P	335,000	255,997
(Summerlin No. 151), 5s, 8/1/19	BB–/P	1,140,000	899,095
(Summerlin No. 151), 5s, 8/1/18	BB–/P	1,100,000	895,070
(Summerlin No. 151), 5s, 8/1/17	BB–/P	1,300,000	1,093,703

Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	790,000	568,121
(No. T-18), 5s, 9/1/16	B/P	375,000	262,774
(No. T-18), 5s, 9/1/15	B/P	2,290,000	1,719,973
(No. T-18), 5s, 9/1/14	B/P	2,325,000	1,863,534

Las Vegas, Local Impt. Board Special Assmt.
(Special Impt. Dist. No. 607), 6s, 6/1/19	BB/P	965,000	875,303
(Dist. No. 607), 5.9s, 6/1/18	BB/P	195,000	179,693
(Dist. No. 607), 5.9s, 6/1/17	BB/P	1,450,000	1,361,666

			11,042,875
New Hampshire (0.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	6,000,000	5,059,920

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Huntington
at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	2,400,000	2,311,200

			7,371,120
New Jersey (4.5%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	4,377,725

NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 1/2s, 6/15/24	BBB	5,000,000	4,575,600
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	1,750,000	1,487,325
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	646,928
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	550,000	495,952

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Econ. Dev. Auth. Rev. Bonds
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	$500,000	$402,080
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	4,621,535
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	4,000,000	3,993,120
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	3,000,000	2,681,970

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	2,837,249

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	5,855,280
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa3	4,500,000	4,003,965
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	2,825,235

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 4 3/4s, 6/1/34	Baa3	5,000,000	3,033,900

			41,837,864
New Mexico (1.2%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	3,000,000	2,836,290
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa3	7,660,000	6,421,148
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,750,000	2,305,243

			11,562,681
New York (5.3%)
Albany, Indl. Dev. Agcy. Rev. Bonds
(Charitable Leadership), Ser. A, 5 3/4s, 7/1/26	Caa2	2,000,000	1,290,560

Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	2,925,660

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	664,571

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,057,913

NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AA+	1,000,000	1,093,990
(Staten Island U. Hosp. Project), 6.45s, 7/1/32	Baa3	1,415,000	1,373,413
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	BB/P	3,000,000	2,949,180
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	Ba3	3,250,000	2,490,865

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Baa3	590,000	571,079

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B–	4,500,000	4,613,265
(American Airlines — JFK Intl. Arpt.), 7 1/2s, 8/1/16	B–	9,165,000	9,391,925
(British Airways PLC), 5 1/4s, 12/1/32	BB–	2,325,000	1,799,992
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B–	3,680,000	2,845,670
(Jetblue Airways Corp.), 5s, 5/15/20	B–	675,000	576,457

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	4,180,000	3,883,095

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	1,800,000	1,805,886

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

New York cont.
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	$1,500,000	$1,342,035

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	2,100,000	2,002,602

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (10/1/13) (Seneca
Meadows, Inc.), 6 5/8s, 10/1/13	BB–	1,660,000	1,653,875

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	3,415,000	3,333,006
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	750,000	704,565
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	975,000	906,389

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B–	500,000	480,365

			49,756,358
North Carolina (0.6%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds
(Meredith College), 6s, 6/1/31	BBB	1,000,000	965,770

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	400,000	371,612
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	726,900

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,094,975
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	1,703,260

			5,862,517
Ohio (4.2%)
Allen Cnty., Hosp. Fac. VRDN (Catholic Hlth.
Care), Ser. B, 0.27s, 10/1/31	VMIG1	685,000	685,000

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 5 7/8s, 6/1/30	Baa3	8,480,000	6,041,406
Ser. A-2, 5 3/4s, 6/1/34	Baa3	18,300,000	12,340,788
Ser. A-3, stepped-coupon bond, zero %, (6.25s,
12/1/12), 6/1/37 ††	Baa3	13,800,000	8,169,186

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.)
5 5/8s, 8/15/32	A–	2,900,000	2,550,173
Ser. A, 5 1/4s, 8/15/46	A–	4,950,000	3,877,781

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	1,695,000	1,104,954

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	1,550,000	1,451,978

Montgomery Cnty., VRDN (Miami Valley Hosp.),
Ser. B, 0.3s, 11/15/24	VMIG1	2,000,000	2,000,000

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,474,215

			39,695,481
Oregon (0.9%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	7,100,000	6,939,611

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	2,000	2,064

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Oregon cont.
Warm Springs Reservation, Confederated Tribes
Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	$1,800,000	$1,773,234

			8,714,909
Pennsylvania (5.1%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev.
Bonds (Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	765,000	718,450

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB–	15,615,000	10,450,026

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	Ba2	3,400,000	3,497,274
(U.S. Steel Corp.), 6 3/4s, 11/1/24	Ba2	1,000,000	1,035,210

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A,
6 1/8s, 1/1/25	BB/P	3,840,000	3,582,758

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded 7/1/12)	AAA/P	1,700,000	1,896,078
7 1/4s, 7/1/24 (Prerefunded 7/1/12)	AAA/P	1,725,000	1,914,905

Cumberland Cnty., Muni. Auth. Rev. Bonds (Diakon
Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,487,401

Geisinger, Auth. Hlth. Syst. VRDN (Geisinger
Hlth. Syst.), Ser. C, 0.24s, 6/1/39	VMIG1	600,000	600,000

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	2,677,920
6 3/8s, 7/1/30	BB–/P	1,375,000	1,234,805

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont. Care), 6 1/4s, 2/1/35	B–/P	2,400,000	2,012,664

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	4,000,000	4,194,440
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36
(Prerefunded 6/1/11)	B1	1,390,000	1,457,137

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,288,140
(Edinboro U.), 5 7/8s, 7/1/38	Baa3	1,000,000	918,050
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,416,840

PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	1,655,000	1,316,817

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group),
7 1/4s, 7/1/18 (In default) †	D/P	5,515,765	552
Ser. B, 6 1/4s, 7/1/13 (In default) †	D/P	535,300	54

Philadelphia, Hosp. & Higher Ed. Fac. Auth. VRDN
(Children’s Hosp. of Philadelphia), Ser. C,
0.26s, 7/1/32	VMIG1	500,000	500,000

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	2,675,000	2,513,698

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	1,192,000	1,160,936

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
West Shore, Area Hosp. Auth. Rev. Bonds (Holy
Spirit Hosp.), 6 1/4s, 1/1/32	BBB+	$2,000,000	$1,954,280

			47,828,435
Puerto Rico (4.2%)
Cmnwlth. of PR, G.O. Bonds, Ser. C, 6s, 7/1/39	A3	2,515,000	2,457,859

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa1	14,500,000	13,478,040

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	7,400,000	7,407,326

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, 6 3/4s, 7/1/36	A3	5,000,000	5,298,650

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A
NATL, zero %, 8/1/43	Aa3	20,000,000	2,158,600
zero %, 8/1/31	A+	31,000,000	8,389,840

			39,190,315
South Carolina (—%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	446,200

			446,200
South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	3,615,000	3,545,158

			3,545,158
Tennessee (0.8%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds
(Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33
(Prerefunded 7/1/12)	BBB+/F	4,000,000	4,433,840

Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/25 (Prerefunded 7/1/12)	Baa1	3,000,000	3,304,680

			7,738,520
Texas (9.7%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	2,500,000	2,081,225
5.9s, 11/15/25	B+/P	6,850,000	5,468,492

Alliance, Arpt. Auth. Rev. Bonds (American
Airlines, Inc.), 5 1/4s, 12/1/29	CCC+	2,520,000	1,782,799

Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1, 7s, 12/1/36	Ba1	4,500,000	3,966,795

Brazoria Cnty., Brazos River Harbor Naval
Dist. Env. FRN (Dow Chemical Co.), Ser. A-4,
5.95s, 5/15/33	BBB–	5,150,000	5,037,576

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	Ca	3,000,000	1,163,700
5s, 3/1/41	CCC–	1,000,000	318,680

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB–	1,850,000	1,830,094

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Texas cont.
Crawford Ed. Fac. Rev. Bonds (U. St. Thomas),
5 3/8s, 10/1/27	BBB+	$3,985,000	$3,646,116

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Rev.
Bonds (American Airlines, Inc.)
6 3/8s, 5/1/35	CCC+	2,515,000	1,990,773
5 1/2s, 11/1/30	CCC+	1,500,000	1,086,210

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	4,985,000	4,264,019
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	2,505,000	2,383,457
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	488,350
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B3	8,400,000	8,221,668

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	2,450,000	2,434,810

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	BBB	8,500,000	7,619,740

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	2,400,000	2,410,728
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	3,000,000	2,556,930

North TX, Thruway Auth. Rev. Bonds (Toll 2nd
Tier), Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,147,479

North TX, Thruway Auth. Rev. Bonds,
stepped-coupon bonds, zero %,
(6.5s, 1/1/15), 1/1/43 ††	A2	5,300,000	3,921,576

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	8,000,000	7,657,920
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	963,720
(Air Force Village), 6 3/8s, 11/15/44	BBB/F	5,825,000	5,362,029

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A2	4,500,000	4,231,620

TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	2,500,000	2,532,375
(NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	3,350,000	3,366,315

Uptown, Dev. Auth. Tax Increment Contract Tax
Alloc. (Infrastructure Impt. Fac.), 5 1/2s, 9/1/29	BBB+	1,000,000	957,230

			90,892,426
Utah (0.7%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A, 7.45s, 7/1/17	B+/P	600,000	600,486

Murray City, Hosp. Rev. VRDN (IHC Hlth.
Svcs., Inc.), Ser. B, 0.27s, 5/15/37	VMIG1	2,860,000	2,860,000

Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev.
Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26	BBB+	3,000,000	2,905,860

			6,366,346
Virginia (2.8%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/31	B+/P	1,100,000	926,860

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	BB–/P	2,000,000	1,691,060

MUNICIPAL BONDS AND NOTES (97.3%)* cont.	Rating**	Principal amount	Value

Virginia cont.
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	$3,860,000	$3,788,281
6 1/2s, 6/1/22	BB+/P	3,000,000	3,003,780

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	2,273,375

Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Kendal at Lexington), Ser. A, 5 1/2s, 1/1/37	B+/P	1,460,000	1,117,542

Peninsula Ports Auth. Rev. Bonds (VA Baptist Homes),
Ser. A, 7 3/8s, 12/1/32 (Prerefunded 12/1/13)	AAA	4,000,000	4,649,360

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C, 7 3/4s, 7/1/38	Baa1	5,100,000	5,568,027

Winchester, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury), Ser. A
5.3s, 1/1/35	BB+/P	2,000,000	1,699,940
5.2s, 1/1/27	BB+/P	1,300,000	1,172,041

			25,890,266
Washington (1.5%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,065,000	2,035,780
6 1/2s, 6/1/26	BBB	4,530,000	4,576,070

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	1,600,000	1,441,856

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	3,000,000	3,080,160
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa2	2,000,000	1,638,620

WA State Hsg. Fin. Comm. VRDN (Local 82 —
JATC Edl. Dev. Trust), 0 1/4s, 11/1/25	A–1+	1,200,000	1,200,000

			13,972,486
West Virginia (0.7%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	500,000	437,170

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BB	4,525,000	4,031,685

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	2,330,000	2,128,199

			6,597,054
Wisconsin (1.0%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, 7s, 6/1/28
(Prerefunded 6/1/12)	Aaa	2,280,000	2,466,299

U. of WI Hosp. & Clinic Auth. VRDN, Ser. B,
0.27s, 4/1/34	VMIG1	1,500,000	1,500,000

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,350,000	1,373,220
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB/P	1,000,000	997,860
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,094,906

			9,432,285

Total municipal bonds and notes (cost $978,197,678)			$908,356,392

PREFERRED STOCKS (1.2%)*			Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 7.50%
cum. pfd.			5,596,656	$5,054,396

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-2,
4.90% cum. pfd.			2,000,000	1,563,540

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s
cum. pfd.			6,000,000	4,688,760

Total preferred stocks (cost $13,596,656)				$11,306,696

COMMON STOCKS (—%)*			Shares	Value

Tembec, Inc. (Canada) †			10,751	$44,026

Total common stocks (cost $8,077,612)				$44,026

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	CAD 0.00001	23,892	$7,875

Total warrants (cost $979,144)				$7,875

TOTAL INVESTMENTS

Total investments (cost $1,000,851,090)				$919,714,989

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through January 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $934,041,870.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	40.4%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$44,026	$—	$—

Total common stocks	44,026	—	—

Municipal bonds and notes	—	908,356,392	—

Preferred stocks	—	11,306,696	—

Warrants	7,875	—	—

Totals by level	$51,901	$919,663,088	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/11 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,000,851,090)	$919,714,989

Cash	544,845

Dividends, interest and other receivables	13,069,773

Receivable for shares of the fund sold	1,981,586

Receivable for investments sold	5,103,424

Total assets	940,414,617

LIABILITIES

Distributions payable to shareholders	1,583,022

Payable for shares of the fund repurchased	3,783,421

Payable for compensation of Manager (Note 2)	386,350

Payable for investor servicing fees (Note 2)	41,994

Payable for custodian fees (Note 2)	4,373

Payable for Trustee compensation and expenses (Note 2)	288,474

Payable for administrative services (Note 2)	1,807

Payable for distribution fees (Note 2)	215,179

Other accrued expenses	68,127

Total liabilities	6,372,747

Net assets	$934,041,870

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,232,408,650

Undistributed net investment income (Note 1)	4,408,451

Accumulated net realized loss on investments	(221,639,130)

Net unrealized depreciation of investments	(81,136,101)

Total — Representing net assets applicable to capital shares outstanding	$934,041,870

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($830,489,955 divided by 74,949,527 shares)	$11.08

Offering price per class A share (100/96.00 of $11.08)*	$11.54

Net asset value and offering price per class B share ($14,463,258 divided by 1,303,395 shares)**	$11.10

Net asset value and offering price per class C share ($39,114,579 divided by 3,524,773 shares)**	$11.10

Net asset value and redemption price per class M share ($8,440,947 divided by 761,747 shares)	$11.08

Offering price per class M share (100/96.75 of $11.08)***	$11.45

Net asset value, offering price and redemption price per class Y share
($41,533,131 divided by 3,740,909 shares)	$11.10

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/11 (Unaudited)

INTEREST INCOME	$33,254,369

EXPENSES

Compensation of Manager (Note 2)	$2,480,808

Investor servicing fees (Note 2)	263,139

Custodian fees (Note 2)	6,182

Trustee compensation and expenses (Note 2)	51,704

Administrative services (Note 2)	14,949

Distribution fees — Class A (Note 2)	1,070,722

Distribution fees — Class B (Note 2)	78,175

Distribution fees — Class C (Note 2)	203,942

Distribution fees — Class M (Note 2)	23,744

Other	128,651

Total expenses	4,322,016

Expense reduction (Note 2)	(2,440)

Net expenses	4,319,576

Net investment income	28,934,793

Net realized loss on investments (Notes 1 and 3)	(2,180,278)

Net unrealized depreciation of investments during the period	(60,343,951)

Net loss on investments	(62,524,229)

Net decrease in net assets resulting from operations	$(33,589,436)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/11*	Year ended 7/31/10

Operations:
Net investment income	$28,934,793	$55,223,994

Net realized loss on investments	(2,180,278)	(13,932,445)

Net unrealized appreciation (depreciation) of investments	(60,343,951)	128,700,265

Net increase (decrease) in net assets resulting
from operations	(33,589,436)	169,991,814

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(30,601)	(100,270)

Class B	(571)	(3,426)

Class C	(1,446)	(3,136)

Class M	(317)	(1,051)

Class Y	(1,474)	(2,828)

From tax-exempt net investment income
Class A	(24,574,407)	(48,223,816)

Class B	(435,305)	(1,371,668)

Class C	(934,271)	(1,343,198)

Class M	(242,189)	(474,179)

Class Y	(1,219,040)	(1,470,366)

Increase in capital from settlement payments	—	1,731

Redemption fees (Note 1)	299,506	630

Increase (decrease) from capital share transactions (Note 4)	(19,941,200)	24,817,403

Total increase (decrease) in net assets	(80,670,751)	141,817,640

NET ASSETS

Beginning of period	1,014,712,621	872,894,981

End of period (including undistributed net investment income
of $4,408,451 and $2,913,279, respectively)	$934,041,870	$1,014,712,621

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
January 31, 2011**	$11.77	.34	(.71)	(.37)	(.32)	(.32)	— [d]	—	$11.08	(3.28) *	$830,490	.40*	2.85*	7.06*
July 31, 2010	10.39	.65	1.36	2.01	(.63)	(.63)	— [d]	— [e]	11.77	19.64	908,190.83		5.71	22.93
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	— [d]	—	10.39	(7.15)	806,921	.83 [c]	6.31 [c]	16.01
July 31, 2008	12.88	.64	(.96)	(.32)	(.63)	(.63)	— [d]	—	11.93	(2.57)	1,049,449	.82 [c]	5.14 [c]	46.26
July 31, 2007	12.95	.62	(.07)	.55	(.62)	(.62)	—	—	12.88	4.26	1,216,301	.82 [c]	4.72 [c]	10.25
July 31, 2006	13.02	.62	(.09)	.53	(.60)	(.60)	— [d]	—	12.95	4.21	1,293,442	.82 [c]	4.73 [c]	16.97

Class B
January 31, 2011**	$11.79	.30	(.71)	(.41)	(.28)	(.28)	— [d]	—	$11.10	(3.54) *	$14,463	.72*	2.52*	7.06*
July 31, 2010	10.40	.58	1.37	1.95	(.56)	(.56)	— [d]	— [e]	11.79	18.99	21,822	1.45	5.12	22.93
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	— [d]	—	10.40	(7.76)	32,843	1.46 [c]	5.65 [c]	16.01
July 31, 2008	12.90	.57	(.98)	(.41)	(.55)	(.55)	— [d]	—	11.94	(3.25)	64,075	1.45 [c]	4.49 [c]	46.26
July 31, 2007	12.97	.54	(.07)	.47	(.54)	(.54)	—	—	12.90	3.67	103,765	1.45 [c]	4.09 [c]	10.25
July 31, 2006	13.04	.53	(.08)	.45	(.52)	(.52)	— [d]	—	12.97	3.60	169,789	1.45 [c]	4.09 [c]	16.97

Class C
January 31, 2011**	$11.79	.29	(.71)	(.42)	(.27)	(.27)	— [d]	—	$11.10	(3.65) *	$39,115	.79*	2.47*	7.06*
July 31, 2010	10.40	.56	1.37	1.93	(.54)	(.54)	— [d]	— [e]	11.79	18.83	36,864	1.60	4.92	22.93
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	— [d]	—	10.40	(7.78)	21,010	1.61 [c]	5.56 [c]	16.01
July 31, 2008	12.88	.55	(.97)	(.42)	(.53)	(.53)	— [d]	—	11.93	(3.27)	19,022	1.60 [c]	4.36 [c]	46.26
July 31, 2007	12.96	.52	(.08)	.44	(.52)	(.52)	—	—	12.88	3.35	19,265	1.60 [c]	3.95 [c]	10.25
July 31, 2006	13.02	.51	(.07)	.44	(.50)	(.50)	— [d]	—	12.96	3.44	21,381	1.60 [c]	3.95 [c]	16.97

Class M
January 31, 2011**	$11.77	.32	(.71)	(.39)	(.30)	(.30)	— [d]	—	$11.08	(3.40) *	$8,441	.54*	2.71*	7.06*
July 31, 2010	10.39	.62	1.36	1.98	(.60)	(.60)	— [d]	— [e]	11.77	19.32	9,549	1.10	5.44	22.93
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	— [d]	—	10.39	(7.35)	7,781	1.11 [c]	6.02 [c]	16.01
July 31, 2008	12.88	.61	(.98)	(.37)	(.59)	(.59)	— [d]	—	11.92	(2.89)	10,204	1.10 [c]	4.85 [c]	46.26
July 31, 2007	12.95	.58	(.07)	.51	(.58)	(.58)	—	—	12.88	4.01	10,816	1.10 [c]	4.44 [c]	10.25
July 31, 2006	13.01	.58	(.07)	.51	(.57)	(.57)	— [d]	—	12.95	3.97	11,521	1.10 [c]	4.45 [c]	16.97

Class Y
January 31, 2011**	$11.79	.35	(.71)	(.36)	(.33)	(.33)	— [d]	—	$11.10	(3.12) *	$41,533	.29*	2.97*	7.06*
July 31, 2010	10.40	.68	1.36	2.04	(.65)	(.65)	— [d]	— [e]	11.79	20.01	38,287.60		5.85	22.93
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	— [d]	—	10.40	(6.88)	4,340	.61 [c]	6.57 [c]	16.01
July 31, 2008 †	12.49	.40	(.57)	(.17)	(.39)	(.39)	— [d]	—	11.93	(1.41) *	167	.35*[c]	3.21*[c]	46.26

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to July 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.02%

July 31, 2008	0.01

July 31, 2007	<0.01

July 31, 2006	<0.01

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the fund) is a series of Putnam Tax-Free Income Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in a combination of lower rated and investment-grade securities. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through January 31, 2011.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

D) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2010, the fund had a capital loss carryover of $204,822,031 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

4,270,473	July 31, 2016

17,411,277	July 31, 2017

33,971,635	July 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2011 approximately $15,583,377 of losses recognized during the period November 1, 2009 to July 31, 2010.

The aggregate identified cost on a tax basis is $1,000,785,831, resulting in gross unrealized appreciation and depreciation of $25,964,595 and $107,035,437, respectively, or net unrealized depreciation of $81,070,842.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.630% of the first $5 billion, 0.580% of the next $5 billion, 0.530% of the next $10 billion, 0.480% of the next $10 billion, 0.430% of the next $50 billion, 0.410% of the next $50 billion, 0.400% of the next $100 billion and 0.395% of any excess thereafter.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street).

Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,440 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $617, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,480 and $364 from the sale of class A and class M shares, respectively, and received $7,779 and $1,752 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,079 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,879,075 and $94,174,442, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 1/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	8,081,265	$95,824,012	7,478,907	$85,602,538

Shares issued in connection with
reinvestment of distributions	1,467,794	17,090,812	2,695,502	30,887,093

	9,549,059	112,914,824	10,174,409	116,489,631

Shares repurchased	(11,756,841)	(136,644,816)	(10,712,276)	(122,489,770)

Net decrease	(2,207,782)	$(23,729,992)	(537,867)	$(6,000,139)

	Six months ended 1/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	102,548	$1,217,214	285,779	$3,263,446

Shares issued in connection with
reinvestment of distributions	23,333	272,725	66,879	765,409

	125,881	1,489,939	352,658	4,028,855

Shares repurchased	(673,664)	(7,902,228)	(1,658,944)	(18,930,069)

Net decrease	(547,783)	$(6,412,289)	(1,306,286)	$(14,901,214)

	Six months ended 1/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	836,572	$9,841,097	1,542,416	$17,734,414

Shares issued in connection with
reinvestment of distributions	39,482	460,071	63,118	725,333

	876,054	10,301,168	1,605,534	18,459,747

Shares repurchased	(478,971)	(5,480,466)	(498,619)	(5,715,848)

Net increase	397,083	$4,820,702	1,106,915	$12,743,899

	Six months ended 1/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	14,633	$174,914	128,369	$1,462,914

Shares issued in connection with
reinvestment of distributions	16,822	195,927	31,496	361,151

	31,455	370,841	159,865	1,824,065

Shares repurchased	(80,917)	(924,343)	(97,804)	(1,122,802)

Net increase (decrease)	(49,462)	$(553,502)	62,061	$701,263

	Six months ended 1/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,104,573	$12,928,017	8,006,469	$92,316,096

Shares issued in connection with
reinvestment of distributions	20,449	238,356	19,755	228,540

	1,125,022	13,166,373	8,026,224	92,544,636

Shares repurchased	(630,780)	(7,232,492)	(5,196,824)	(60,271,042)

Net increase	494,242	$5,933,881	2,829,400	$32,273,594

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives

Derivatives not accounted for as	Statement of assets and
hedging instruments under ASC 815	liabilities location	Market value

Equity contracts	Investments	$7,875

Total		$7,875

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(484)	$(484)

Total	$(484)	$(484)

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
55–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson A. Baxter,
Vice Chairman	Robert R. Leveille
Ravi Akhoury	Vice President and
Barbara M. Baumann	Chief Compliance Officer
Charles B. Curtis
Robert J. Darretta	Mark C. Trenchard
Paul L. Joskow	Vice President and
Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA042 265916 3/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2011